UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 20, 2005
                                                          --------------

                            Bay National Corporation
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Maryland                333-87781                      52-2176710
          --------                ---------                  -------------------
 (State of Incorporation)   (Commission File Number)          (I.R.S. Employer
                                                             Identification No.)

            2328 West Joppa Road
            Lutherville, Maryland                               21093
   ---------------------------------------                    ----------
   (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's Telephone Number, Including Area Code: 410/494-2580
                                                            ------------

                                       N/A
              ----------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On April 20, 2005, Bay National Corporation (the "Registrant") announced its earnings for the three months ended March 31, 2005. For further information, reference is made to the Registrant's press release, dated April 20, 2005, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 2.02 of Form 8-K.

ITEM 7.01. REGULATION FD DISCLOSURE.

      On April 20, 2005, the Registrant announced its earnings for the three months ended March 31, 2005. For further information, reference is made to the Registrant's press release, dated April 20, 2005, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 9 of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.
The following exhibits are filed herewith:

           99.1  Press Release dated April 20, 2005.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BAY NATIONAL CORPORATION

Date April 20, 2005                              By:  /s/ Hugh W. Mohler
                                                     --------------------
                                                     Hugh W. Mohler, President







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